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                             FORM N-6, ITEM 26(n)
                                  OTHER OPINION
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                             WRITTEN CONSENT IN LIEU
                        OF A MEETING OF THE DIRECTORS OF
                     AMERICAN UNITED LIFE INSURANCE COMPANY


RESOLVED, That the Board of Directors does hereby authorize and direct the officers of the Corporation to execute and file with the Securities and Exchange Commission (the "SEC") a Registration Statement for the Individual Variable Life Unit Trust under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, in order to issue and sell units of the separate account;

FURTHER RESOLVED, That the Board of Directors does hereby authorize Richard M. Ellery, Associate General Counsel & Investment Adviser Chief Compliance Officer, to make such alterations and changes in the aforementioned Registration Statement as he may deem appropriate or necessary to comply with the requirements imposed by the SEC for the filing of any and all initial Registration Statements, Pre-Effective Amendments and Post Effective Amendments to Registration Statements; and

FURTHER RESOLVED, That the Directors and officers of the Corporation who may be required to execute the separate account's Registration Statements on Form N-6 and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney (or any such previously executed power is hereby ratified), appointing Richard M. Ellery and Thomas M. Zurek their true and lawful attorneys, to execute in their name, place and stead, in their capacity as Director or officer of the Corporation, said Registration Statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have the power to act thereunder and shall have full power of substitution and resubstitution; and said attorneys shall have full power and authority to do and perform in the name and on behalf of each of said Directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said Directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.


Dated: July 28, 2008



                                                     /s/ Dayton H. Molendorp
                                                     Dayton H. Molendorp
                                                     Director

                                                     /s/ J. Scott Davison
                                                     J. Scott Davison
                                                     Director


                                                     /s/ Constance E. Lund
                                                     Constance E. Lund
                                                     Director


                                                     /s/ Mark C. Roller
                                                     Mark C. Roller
                                                     Director


                                                     /s/ G. David Sapp
                                                     G. David Sapp
                                                     Director

                                                     /s/ Thomas M. Zurek
                                                     Thomas M. Zurek
                                                     Director